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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  February 7, 2000


                        COMMISSION FILE NUMBER 000-26537

                                ALLSCRIPTS, INC.
             (Exact name of registrant as specified in its charter)

                 Delaware                                        36-3444974
      (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                         Identification No.)

               2401 Commerce Drive, Libertyville, Illinois 60048
             (Address of principal executive offices and zip code)

                                 (847) 680-3515
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address, if changed since last report)

Item 5.  Other Events

     Allscripts, Inc. announced its results for the three months and twelve months ended December 31, 1999 in the press release filed as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

     99.1  Press release dated February 7, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLSCRIPTS, INC.


                                    By:    /s/ John G. Cull
                                           ----------------
                                           John G. Cull
                                           Senior Vice President, Finance
Dated:  February 7, 2000